SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          19-May-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-39325            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-2, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        19-May-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A-1   181222892      493011   981624           0   180729881  19-May-99
IPP-A-2    51555508      174710   279259           0    51380797  19-May-99
IPP-A-3     6232000           0    33757           0     6232000  19-May-99
IPP-A-4     6433227           0    34847           0     6433227  19-May-99
IIPP-A     41342428       36946   223938           0    41305482  19-May-99
III-A-1    79915998     1430609   466177           0    78485389  19-May-99
IV-A-1    124977686     2256682   676962           0   122721004  25-May-99
IV-A-2      1826842           0        0           0     1836737  25-May-99
IV-A-3     14259450           0    77239           0    14259450  25-May-99
IV-A-4       732949           0        0           0      736919  25-May-99
I-P          139330         145        NA          0      139184  19-May-99
A-P          329264        4887        NA          0      324377  25-May-99
III-X-1     6874104           NA   40099           0     6767853  19-May-99
III-X-2     3488471           NA   20349           0     3417459  19-May-99
IV-X       21755882           NA  117844           0    21303412  25-May-99
C-B-1       6318848        5382    34227           0     6313466  19-May-99
C-B-2       3160323        2692    17118           0     3157632  19-May-99
C-B-3       1354167        1153     7335           0     1353014  19-May-99
C-B-4       1203704        1025     6520           0     1202678  19-May-99
C-B-5        601851         513     3260           0      601339  19-May-99
C-B-6        902782         769     4890           0      902013  19-May-99
D-B-1      10371045        7012    57727           0    10364033  25-May-99
D-B-2       4198973        2839    23372           0     4196134  25-May-99
D-B-3       2346020        1586    13058           0     2344434  25-May-99
D-B-4       1728646        1169     9622           0     1727477  25-May-99
D-B-5        740848         501     4124           0      740347  25-May-99
D-B-6       1605174        1085     8935           0     1604089  25-May-99
A-R               0           0        0           0           0  25-May-99
TOTAL:    543499954     4422715  3142284           0   539091104

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A-1    997.35224     2.71327  5.40232   994.63898 19-May-99
IPP-A-2    996.70394     3.37761  5.39881   993.32632 19-May-99
IPP-A-3   1000.00000     0.00000  5.41667  1000.00000 19-May-99
IPP-A-4   1000.00000     0.00000  5.41667  1000.00000 19-May-99
IIPP-A     998.99487     0.89275  5.41122   998.10212 19-May-99
III-A-1    988.71601    17.69941  5.76751   971.01660 19-May-99
IV-A-1     975.29097    17.61052  5.28283   957.68045 25-May-99
IV-A-2    1005.41666     0.00000  0.00000  1010.86267 25-May-99
IV-A-3    1000.00000     0.00000  5.41667  1000.00000 25-May-99
IV-A-4    1005.41667     0.00000  0.00000  1010.86267 25-May-99
I-P        998.88683     1.04205       NA   997.84479 19-May-99
A-P        989.72478    14.68844       NA   975.03634 25-May-99
III-X-1    986.67606          NA  5.75561   971.42526 19-May-99
III-X-2    988.36164          NA  5.76544   968.24237 19-May-99
IV-X       972.87132          NA  5.26972   952.63792 25-May-99
C-B-1      999.18532     0.85097  5.41225   998.33435 19-May-99
C-B-2      999.18532     0.85097  5.41225   998.33435 19-May-99
C-B-3      999.18532     0.85097  5.41225   998.33435 19-May-99
C-B-4      999.18532     0.85097  5.41225   998.33435 19-May-99
C-B-5      999.18531     0.85098  5.41226   998.33433 19-May-99
C-B-6      999.18532     0.85097  5.41225   998.33434 19-May-99
D-B-1      999.32984     0.67566  5.56247   998.65418 25-May-99
D-B-2      999.32984     0.67566  5.56247   998.65418 25-May-99
D-B-3      999.32984     0.67566  5.56247   998.65418 25-May-99
D-B-4      999.32984     0.67567  5.56247   998.65418 25-May-99
D-B-5      999.32984     0.67566  5.56247   998.65418 25-May-99
D-B-6      999.32984     0.67566  5.56247   998.65418 25-May-99
A-R          0.00000     0.00000  0.00000     0.00000 25-May-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         31-May-99